Equity Accounted Investees, Other Investments and Non-Current Accounts Receivable - Summary of Other Investments and Non-current Accounts Receivable (Parenthetical) (Detail) - USD ($) $ in Millions	Dec. 31, 2021	Dec. 31, 2020
Miscellaneous non-current assets [abstract]
Accounts receivable from investees and joint ventures	$ 21	$ 36
Advances to suppliers of fixed assets	35	47
Employee prepaid compensation	7	6
Warranty deposits	$ 27	$ 29